Reorganization and Restructuring	12 Months Ended
Dec. 31, 2016
Restructuring and Related Activities [Abstract]
Reorganization and Restructuring
Reorganization and Restructuring

2016 Reorganization and Restructuring
In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized asset-related adjustments of $16.3 million, severance costs of $7.2 million, lease restructuring charges of $0.7 million, partially offset by a $6.1 million benefit related to the termination of a benefit program. Severance actions are expected to reduce our global workforce by 700 to 800 positions. We expect that the 2016 restructuring will result in $8 to $12 million in 2017 cost savings. We expect to incur additional costs between $15 million and $20 million in 2017, primarily severance costs.

The following table summarizes the costs incurred, payments and utilization, and foreign currency exchange effects of the 2016 Reorganization and Restructuring:

(In millions)	Asset Related Adjustments	Severance Costs	Lease Terminations	Benefit Program Termination	Total

Balance as of January 1, 2016	$—	—	—	—	—
Expense (benefit)	16.3	7.2	0.7	(6.1)	18.1
Payments and utilization	(16.3)	(0.2)	(0.1)	6.1	(10.5)
Balance as of December 31, 2016	$—	7.0	0.6	—	7.6

Executive Leadership and Board of Directors Restructuring
In the fourth quarter of 2015, we recognized $1.8 million in costs related to the restructuring of Executive Leadership and Board of Directors, which was announced in January 2016. We also recognized an additional $4.3 million in charges, primarily severance costs, in 2016.

2015 Reorganization and Restructuring
Brink's initiated a global restructuring of its business in the third quarter of 2015. We recognized $11.6 million in 2015 costs related to employee severance, contract terminations, and property impairment. We recognized an additional $6.5 million in 2016 related to this restructuring for additional severance costs, contract terminations and lease terminations. The 2015 Reorganization and Restructuring reduced the global workforce by approximately 1,100 positions and resulted in approximately $20 million in 2016 savings. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million.

The following table summarizes the costs incurred, payments and utilization, and foreign currency exchange effects of the 2015 Reorganization and Restructuring:

(In millions)	Severance Costs	Contract Terminations	Lease Terminations	Total

Balance as of January 1, 2016	$6.3	—	—	6.3
Expense	3.6	0.8	2.1	6.5
Payments and utilization	(8.1)	(0.8)	(1.5)	(10.4)
Balance as of December 31, 2016	$1.8	—	0.6	2.4

2014 Reorganization and Restructuring
In the fourth quarter of 2014, we announced a reorganization and restructuring of Brink’s global organization to accelerate the execution of our strategy by reducing costs and providing for a more streamlined and centralized organization. As part of this program, we reduced our total workforce by approximately 1,700 positions. The restructuring saved annual direct costs of approximately $50 million in 2015 compared to 2014, excluding charges for severance, lease termination and accelerated depreciation. We recorded total pretax charges of $21.8 million in 2014 and an additional $1.9 million of pretax charges in 2015 related to the 2014 Reorganization and Restructuring. The actions under this program were substantially completed by the end of 2015 with cumulative pretax charges of approximately $24 million, primarily severance costs.